UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 6, 2009

BIOSPECIFICS TECHNOLOGIES CORP.
(Exact name of registrant as specified in its charter)

Delaware	0-19879	11-3054851
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
Of Incorporation)		Identification No.)

35 Wilbur Street
Lynbrook, NY 11563
(Address of Principal Executive Office) (Zip Code)

516.593.7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Comment

Throughout this Current Report on Form 8-K, the terms "we," "us," "our" and "Company" refer to BioSpecifics Technologies Corp.

ITEM 8.01.             OTHER EVENTS

Nasdaq Listing

On January 9, 2009 the Company’s common stock will be listed and commence trading on the Nasdaq Global Market under the symbol "BSTC." A press release announcing this development is being furnished as Exhibit 99.1 hereto.

2009 Annual Meeting Date

The Company will hold its 2009 annual meeting on June 17, 2009 at the New York offices of Bingham McCutchen LLP, located at 399 Park Avenue, New York, NY 10022. The deadline for stockholders to submit proposals to be included in our proxy statement with respect to the 2009 annual meeting is February 6, 2009.

ITEM 9.01.             FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

99.1	Press Release dated January 6, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 6, 2009	BIOSPECIFICS TECHNOLOGIES CORP.
(Registrant)

/s/ Thomas L. Wegman
Thomas L. Wegman
President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 6, 2009